Senior Unsecured Bond - Schedule of Breakdown of Senior Unsecured Bond and Total Deferred Financing Costs (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Debt Instrument [Line Items]
Total Bond, net of deferred financing costs	$ (675,738)	$ (772,190)
2017 Senior Unsecured Bonds [Member]
Debt Instrument [Line Items]
Total Bond	(100,000)	(100,000)
Less deferred financing costs	961	1,416
Total Bond, net of deferred financing costs	$ (99,039)	$ (98,584)